                                                               Exhibit 99.B.4(C)

                                ------------------------------------------------
[LOGO OF AETNA APPEARS HERE]    AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                Home Office:  151 Farmington Avenue
                                Hartford, Connecticut  06156
                                (800) 525-4225

                                Aetna Life Insurance and Annuity Company, herein called Aetna, agrees to pay the benefits stated in this Contract.

 SPECIFICATIONS
--------------------------------------------------------------------------------
 Plan
  MARATHON PLUS
--------------------------------------------------------------------------------
 Type of Plan
  INDIVIDUAL RETIREMENT ANNUITY ROLLOVER ACCOUNT
--------------------------------------------------------------------------------
 Contract Holder
  SPECIMEN
--------------------------------------------------------------------------------
 Annuitant
  SPECIMEN
--------------------------------------------------------------------------------
 Contract No.
  SPECIMEN
--------------------------------------------------------------------------------
 Effective Date
  MAY 1, 1995
--------------------------------------------------------------------------------
 This Contract is Delivered in NEW YORK       and is Subject to the Laws of that
 Jurisdiction

 THE VARIABLE FEATURES OF THE CONTRACT ARE DESCRIBED IN PARTS III AND IV.

 RIGHT TO CANCEL
--------------------------------------------------------------------------------
 The Contract Holder may cancel this Contract within 10 days of receiving it by returning this Contract along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Contract at its Home Office, Aetna will return the entire consideration paid plus any increase or minus any decrease in the current value of any funds allocated to the Separate Account.

 This page, the following pages, and the application make up the entire
 Contract.

 Signed at the Home Office on the Effective Date.

          Dan Kearney                              Lucille M. Nickerson
   -----------------------                       ------------------------
          President                                      Secretary

            Group Variable, Fixed, or Combination Annuity Contract
                               Nonparticipating

 ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

 SPECIFICATIONS
 -----------------------------------------------------------------------------------------------------------------------------------

 GUARANTEED         There is a guaranteed interest rate for Purchase Payment(s) held in the ALIAC Guaranteed Account (see Contract
 INTEREST RATE      Schedule I).

 -----------------------------------------------------------------------------------------------------------------------------------

 DEDUCTIONS FROM    There will be deductions for mortality and expense risks and administrative fees (see Contract Schedule I and
 THE SEPARATE       II).
 ACCOUNT

 -----------------------------------------------------------------------------------------------------------------------------------

 DEDUCTION FROM     Purchase Payment(s) are subject to a deduction for premium taxes, if any (see 3.01).
 PURCHASE
 PAYMENT(S)

 -----------------------------------------------------------------------------------------------------------------------------------

 SURRENDER          There will be a charge deducted upon surrender (see Contract Schedule I).
 FEE

 This Contract is a legal contract and constitutes the entire legal relationship between Aetna and the Contract Holder.

 READ THIS CONTRACT CAREFULLY. This contract sets forth, in detail, all of the rights and obligations of both you and Aetna. IT IS THEREFORE IMPORTANT THAT YOU READ THIS CONTRACT CAREFULLY.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT:               Variable Annuity Account B

CHARGES TO SEPARATE             A daily charge is deducted from any portion of the Current Value allocated to the Separate Account.
ACCOUNT:                        The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                                Administrative Charge     0.15%
                                Mortality Risk Charge     0.35%
                                Expense Risk Charge       0.90%
                                                          -----
                                Total Separate Account
                                Charges                   1.40%

SEPARATE ACCOUNT FUNDS:         During the Accumulation Period the Funds available with this Contract are:

                                Aetna Variable Fund
                                Aetna Income Shares
                                Aetna Variable Encore Fund
                                Aetna Investment Advisers Fund, Inc.
                                Aetna Ascent Variable Portfolio
                                Aetna Crossroads Variable Portfolio
                                Aetna Legacy Variable Portfolio
                                The Alger American Fund - Alger American Balanced Portfolio
                                The Alger American Fund - Alger American Income and Growth Portfolio
                                The Alger American Fund - Alger American Growth Portfolio
                                The Alger American Fund - Alger American Midcap Growth Portfolio
                                The Alger American Fund - Alger American Leveraged Allcap Portfolio
                                The Alger American Fund - Alger American Small Capitalization Portfolio
                                Fidelity Investments Variable Insurance Products Fund - High Income Portfolio
                                Fidelity Investments Variable Insurance Products Fund - Equity-Income Portfolio
                                Fidelity Investments Variable Insurance Products Fund - Growth Portfolio
                                Fidelity Investments Variable Insurance Products Fund - Overseas Portfolio
                                Fidelity Investments Variable Insurance Products Fund II - Investment Grade Bond Portfolio
                                Fidelity Investments Variable Insurance Products Fund II - Asset Manager Portfolio
                                Fidelity Investments Variable Insurance Products Fund II - Index 500 Portfolio
                                Fidelity Investments Variable Insurance Products Fund II - Contrafund Portfolio

                                Insurance Management Series - Corporate Bond Fund

                              ACCUMULATION PERIOD

SEPARATE ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

SEPARATE ACCOUNT FUNDS          Insurance Management Series - Equity Growth and Income Fund
(CONT'D):                       Insurance Management Series - International Stock Fund
                                Insurance Management Series - U.S. Government Bond Fund
                                Insurance Management Series - Utility Fund
                                Janus Aspen Series - Aggressive Growth Portfolio
                                Janus Aspen Series - Balanced Portfolio
                                Janus Aspen Series - Flexible Income Portfolio
                                Janus Aspen Series - Growth Portfolio
                                Janus Aspen Series - Short-Term Bond Portfolio
                                Janus Aspen Series - Worldwide Growth Portfolio
                                Lexington Emerging Markets Fund
                                Lexington Natural Resources Trust
                                TCI Portfolios, Inc. - TCI International
                                TCI Portfolios, Inc. - TCI Growth
                                TCI Portfolios, Inc. - TCI Balanced

ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
--------------------------------------------------------------------------------

MINIMUM GUARANTEED              3.0%.
INTEREST RATE (effective
annual rate of return):

SEPARATE ACCOUNT AND AG  ACCOUNT
--------------------------------------------------------------------------------

MINIMUM INITIAL PURCHASE        $5,000
PAYMENT:

MAXIMUM INITIAL PURCHASE        $500,000
PAYMENT WITHOUT HOME
OFFICE APPROVAL:

TRANSFERS:                      An unlimited number of Transfers may be made during the Accumulation Period. Aetna allows 12 free
                                Transfers in any calendar year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

MINIMUM TRANSFER                $500
AMOUNT:

MAINTENANCE FEE:                The annual Maintenance Fee is $30. If the Current Value is $50,000 or more on the date the
                                Maintenance Fee is to be deducted, the Maintenance Fee is $0.

                              ACCUMULATION PERIOD

SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

SURRENDER FEE:                  For each surrender, the Surrender Fee will be determined as follows:

                                                                            Surrender Fee
                                Length of Time from Deposit of Net        (as percentage of
                                Purchase Payment (Years)                Net Purchase Payment)

                                Less than 1 year                            7%
                                1 or more but less than 2 years             6%
                                2 or more but less than 3 years             5%
                                3 or more but less than 4 years             4%
                                4 or more but less than 5 years             3%
                                5 or more but less than 6 years             2%
                                6 or more but less than 7 years             1%
                                7 years or more                             0%

SYSTEMATIC WITHDRAWAL           The specified payment or specified percentage may not be greater than 10% of the Current Value at
OPTION (SWO)                    time of election.
PERCENTAGE:

SWO MINIMUM INITIAL             $25,000
CURRENT VALUE:

SWO MINIMUM PAYMENT             $500
AMOUNT:

ESTATE CONSERVATION             $25,000
OPTION (ECO) MINIMUM
INITIAL CURRENT VALUE:

See 1. GENERAL DEFINITIONS for explanations.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT:               Variable Annuity Account B

CHARGES TO SEPARATE             A daily charge is deducted from any portion of the Current Value allocated to the Separate Account.
ACCOUNT:                        The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                                Administrative Charge     0.15%
                                Mortality Risk Charge     0.35%
                                Expense Risk Charge       0.90%
                                                          -----
                                Total Separate Account
                                Charges                   1.40%

SEPARATE ACCOUNT FUNDS:         During the Accumulation Period the Funds available with this Contract are:

                                Aetna Variable Fund
                                Aetna Income Shares
                                Aetna Variable Encore Fund
                                Aetna Investment Advisers Fund, Inc.
                                Aetna Ascent Variable Portfolio
                                Aetna Crossroads Variable Portfolio
                                Aetna Legacy Variable Portfolio
                                Janus Aspen Series - Aggressive Growth Portfolio
                                Janus Aspen Series - Flexible Income Portfolio
                                Janus Aspen Series - Growth Portfolio
                                Lexington Emerging Markets Fund
                                Lexington Natural Resources Trust
                                TCI Portfolios, Inc. - TCI International
                                TCI Portfolios, Inc. - TCI Growth
                                TCI Portfolios, Inc. - TCI Balanced

ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
--------------------------------------------------------------------------------

MINIMUM GUARANTEED              3.0%.
INTEREST RATE (effective
annual rate of return):

                              ACCUMULATION PERIOD



SEPARATE ACCOUNT AND AG ACCOUNT
--------------------------------------------------------------------------------

MINIMUM INITIAL PURCHASE        $5,000
PAYMENT:

MAXIMUM INITIAL PURCHASE        $500,000
PAYMENT WITHOUT HOME
OFFICE APPROVAL:

TRANSFERS:                      An unlimited number of Transfers may be made during the Accumulation Period.  Aetna allows 12 free
                                Transfers in any calendar year.  Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

MINIMUM TRANSFER                $500
AMOUNT:

MAINTENANCE FEE:                The annual Maintenance Fee is $30. If the Current Value is $50,000 or more on the date the
                                Maintenance Fee is to be deducted, the Maintenance Fee is $0.

SURRENDER FEE:                  For each surrender, the Surrender Fee will be determined as follows:

                                                                             Surrender Fee
                                Length of Time from Deposit of Net         (as percentage of
                                Purchase Payment (Years)                 Net Purchase Payment)

                                Less than 1 year                                  7%
                                1 or more but less than 2 years                   6%
                                2 or more but less than 3 years                   5%
                                3 or more but less than 4 years                   4%
                                4 or more but less than 5 years                   3%
                                5 or more but less than 6 years                   2%
                                6 or more but less than 7 years                   1%
                                7 years or more                                   0%

SYSTEMATIC WITHDRAWAL           The specified payment or specified percentage may not be greater than 10% of the Current Value at
OPTION (SWO)                    time ofelection.
PERCENTAGE:

SWO MINIMUM INITIAL             $25,000
CURRENT VALUE:

                              ACCUMULATION PERIOD

SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

SWO MINIMUM PAYMENT             $500
AMOUNT:

ESTATE CONSERVATION             $25,000
OPTION (ECO) MINIMUM
INITIAL CURRENT VALUE:


See 1. GENERAL DEFINITIONS for explanations.

                              CONTRACT SCHEDULE I
                              ACCUMULATION PERIOD

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

SEPARATE ACCOUNT:               Variable Annuity Account B

CHARGES TO SEPARATE             A daily charge is deducted from any portion of the Current Value allocated to the Separate Account.
ACCOUNT:                        The deduction is the daily equivalent of the annual effective percentage shown in the following chart.

                                Administrative Charge     0.15%
                                Mortality Risk Charge     0.35%
                                Expense Risk Charge       0.90%
                                                          -----
                                Total Separate Account
                                Charges                   1.40%

SEPARATE ACCOUNT FUNDS:         During the Accumulation Period the Funds available with this Contract are:

                                Insurance Management Series - Equity Growth and Income Fund
                                Insurance Management Series - Utility Fund
                                Insurance Management Series - Prime Money Fund
                                Insurance Management Series - U.S. Government Bond Fund
                                Insurance Management Series - Corporate Bond Fund
                                Insurance Management Series - International Stock Fund

ALIAC GUARANTEED ACCOUNT (AG ACCOUNT)
------------------------------------------------------------------------------------------------------------------------------------


MINIMUM GUARANTEED              3.0%.
INTEREST RATE (effective
annual rate of return):

                              ACCUMULATION PERIOD


SEPARATE ACCOUNT AND AG ACCOUNT
--------------------------------------------------------------------------------

MINIMUM INITIAL PURCHASE        $5,000
PAYMENT:

MAXIMUM INITIAL PURCHASE        $500,000
PAYMENT WITHOUT HOME
OFFICE APPROVAL:

TRANSFERS:                      An unlimited number of Transfers may be made during the Accumulation Period. Aetna allows 12 free
                                Transfers in any calendar year. Thereafter, Aetna reserves the right to charge $10 for each subsequent Transfer.

MINIMUM TRANSFER                $500
AMOUNT:

MAINTENANCE FEE:                The annual Maintenance Fee is $30. If the Current Value is $50,000 or more on the date the
                                Maintenance Fee is to be deducted, the Maintenance Fee is $0.

SURRENDER FEE:                  For each surrender, the Surrender Fee will be determined as follows:

                                                                                  Surrender Fee
                                Length of Time from Deposit of Net              (as percentage of
                                Purchase Payment (Years)                      Net Purchase Payment)

                                Less than 1 year                                       7%
                                1 or more but less than 2 years                        6%
                                2 or more but less than 3 years                        5%
                                3 or more but less than 4 years                        4%
                                4 or more but less than 5 years                        3%
                                5 or more but less than 6 years                        2%
                                6 or more but less than 7 years                        1%
                                7 years or more                                        0%

SYSTEMATIC WITHDRAWAL           The specified payment or specified percentage may not be greater than 10% of the Current Value at
OPTION (SWO)                    time of election.
PERCENTAGE:

SWO MINIMUM INITIAL             $25,000
CURRENT VALUE:

                              ACCUMULATION PERIOD

SEPARATE ACCOUNT AND AG ACCOUNT (CONT'D)
--------------------------------------------------------------------------------

SWO MINIMUM PAYMENT             $500
AMOUNT:

ESTATE CONSERVATION             $25,000
OPTION (ECO) MINIMUM
INITIAL CURRENT VALUE:

See 1. GENERAL DEFINITIONS for explanations.

                              CONTRACT SCHEDULE II
                                 ANNUITY PERIOD

SEPARATE ACCOUNT
--------------------------------------------------------------------------------

CHARGES TO SEPARATE             A daily charge at an annual effective rate of 1.25% for Annuity mortality and expense risks. The
ACCOUNT:                        administrative charge is established upon election of an Annuity option. This charge will not exceed
                                0.25%.

VARIABLE ANNUITY ASSUMED        If a Variable Annuity is chosen, an assumed annual net return rate of 5.0% may be elected. If 5.0%
ANNUAL NET RETURN RATE:         is not elected, Aetna will use an assumed annual net return rate of 3.5%.

                                The assumed annual net return rate factor for 3.5% per year is 0.9999058.

                                The assumed annual net return rate factor for 5.0% per year is 0.9998663.

                                If the portion of a Variable Annuity payment for any Fund is not to decrease, the Annuity return factor under the Separate Account for that Fund must be:

                                (a) 4.75% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence if an assumed annual net return rate of 3.5% is chosen; or

                                (b) 6.25% on an annual basis plus an annual return of up to 0.25% to offset the administrative charge set at the time Annuity payments commence, if an assumed annual net return rate of 5% is chosen.

FIXED ANNUITY
--------------------------------------------------------------------------------

MINIMUM GUARANTEED              3.0%
INTEREST RATE (effective
annual rate of return):

See 1. GENERAL DEFINITIONS for explanations.

                               TABLE OF CONTENTS

I.   GENERAL DEFINITIONS
------------------------------------------------------------------------------

                                                                                   PAGE
1.01  Account.......................................................................10

1.02  Accumulation Period...........................................................10

1.03  Adjusted Current Value........................................................10

1.04  ALIAC Guaranteed Account (AG Account).........................................10

1.05  Annuitant.....................................................................10

1.06  Annuity.......................................................................10

1.07  Beneficiary...................................................................10

1.08  Certificate Holder............................................................10

1.09  Code..........................................................................10

1.10  Contract......................................................................10

1.11  Contract Holder...............................................................10

1.12  Current Value.................................................................10

1.13  Deposit Period................................................................11

1.14  Dollar Cost Averaging.........................................................11

1.15  Fixed Annuity.................................................................11

1.16  Fund(s).......................................................................11

1.17  General Account...............................................................11

1.18  Guaranteed Rate - AG Account..................................................11

1.19  Guaranteed Term...............................................................11

1.20  Guaranteed Term(s) Groups.....................................................11

1.21  Maintenance Fee...............................................................11

1.22  Market Value Adjustment (MVA).................................................12

1.23  Matured Term Value............................................................12

1.24  Matured Term Value Transfer...................................................12

1.25  Maturity Date.................................................................12

1.26  Net Purchase Payment..........................................................12

1.27  Nonunitized Separate Account..................................................12

1.28  Purchase Payment..............................................................12

1.29  Reinvestment..................................................................13

1.30  Separate Account..............................................................13

1.31  Surrender Value...............................................................13

1.32  Transfers.....................................................................13

                                                                                   PAGE
1.33  Valuation Period (Period).....................................................13

1.34  Variable Annuity..............................................................13

II.  GENERAL PROVISIONS
--------------------------------------------------------------------------------

2.01  Change of Contract............................................................13

2.02  Change of Fund(s).............................................................14

2.03  Nonparticipating Contract.....................................................14

2.04  Payments and Elections........................................................15

2.05  State Laws....................................................................15

2.06  Control of Contract...........................................................15

2.07  Designation of Beneficiary....................................................15

2.08  Misstatements and Adjustments.................................................15

2.09  Incontestability..............................................................15

2.10  Individual Certificates.......................................................16

III. PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
-------------------------------------------------------------------------------

3.01  Net Purchase Payment..........................................................16

3.02  Certificate Holder's Account..................................................16

3.03  Fund(s) Record Units -- Separate Account......................................16

3.04  Net Return Factor(s) -- Separate Account......................................16

3.05  Fund Record Unit Value -- Separate Account....................................17

3.06  Market Value Adjustment.......................................................17

3.07  Transfer of Current Value from the Funds or AG Account........................18

3.08  Reports.......................................................................19

3.09  Notice to the Certificate Holder..............................................19

3.10  Loans.........................................................................19

3.11  Distribution Options..........................................................19

3.12  Death Benefit Amount..........................................................23

3.13  Death Benefit Options Available to Beneficiary................................24

3.14  Required Distribution to Certificate Holder/Beneficiary.......................25

3.15  Liquidation of Surrender Value................................................26

3.16  Surrender Fee.................................................................26

3.17  Payment of Surrender Value....................................................27

IV.  ANNUITY PROVISIONS
-------------------------------------------------------------------------------

                                                                                   PAGE
4.01  Choices to be Made............................................................27

4.02  Annuity Payments to Certificate Holder........................................27

4.03  Annuity Payments to Beneficiary...............................................28

4.04  Terms of Annuity Options......................................................28

4.05  Death of Annuitant/Beneficiary................................................29

4.06  Fund(s) Annuity Units -- Separate Account.....................................30

4.07  Fund Annuity Unit Value -- Separate Account...................................30

4.08  Annuity Net Return Factor(s) -- Separate Account..............................30

4.09  Annuity Options...............................................................31

I.   GENERAL DEFINITIONS
----------------------------------------------------------------------------------------------------------------------
1.01  ACCOUNT:                     A record established for each Certificate Holder to maintain the value of the Net Purchase Payment held on his/her behalf during the Accumulation
                                   Period.

1.02  ACCUMULATION PERIOD:         The period during which the Net Purchase Payment is applied to the Contract to provide future Annuity payment(s).

1.03  ADJUSTED CURRENT VALUE:      The Current Value of a Contract plus or minus any aggregate AG Account MVA, if applicable. (See 1.21)

1.04  ALIAC GUARANTEED             An accumulation option where Aetna guarantees stipulated rate(s) of
      ACCOUNT                      interest for specified periods of time. All assets of Aetna, including
      (AG ACCOUNT):                amounts in the Nonunitized Separate Account, are available to meet the guarantees under the AG Account.

1.05  ANNUITANT:                   The person whose life is measured for purposes of the guaranteed death benefit and the duration of Annuity payments under this Contract. The
                                   Contract Holder and Annuitant must be the same person under this Contract.

1.06  ANNUITY:                     Payment of an income:
                                   (a)  For the life of one or two persons;
                                   (b)  For a stated period; or
                                   (c)  For some combination of (a) and (b).

1.07  BENEFICIARY:                 The individual or estate entitled to receive any payment from the Contract upon the death of the Annuitant.

1.08  CERTIFICATE HOLDER:          A person who purchases an interest in this Contract as evidenced by a certificate.

1.09  CODE:                        The Internal Revenue Code of 1986, as it may be amended from time to time.

1.10  CONTRACT:                    This agreement between Aetna and the Contract Holder to provide an annuity which qualifies as an Individual Retirement Annuity under Code Section
                                   408(b) for the exclusive benefit of the Contract Holder or his or her
                                   Beneficiary(ies).

1.11  CONTRACT HOLDER:             The entity to which a group Contract is issued.

1.12  CURRENT VALUE:               As of the most recent Valuation Period, the Net Purchase Payment and any additional amount deposited pursuant to 3.12 plus any interest added to the portion allocated to the AG Account; and plus or minus the investment experience of the portion allocated to the Funds since deposit; less all
                                   Maintenance Fees deducted, any amounts surrendered and any amounts applied to an Annuity.

1.13  DEPOSIT PERIOD:              A calendar week, a calendar month, a calendar quarter, or any other period of time specified by Aetna during which the Net Purchase Payment, Transfers or Reinvestments are accepted into the AG Account for one or more
                                   Guaranteed Terms. Aetna reserves the right to extend the Deposit Period.

1.14  DOLLAR COST AVERAGING:       A program that permits the Certificate Holder to systematically transfer amounts from any of the Funds and the one-year AG Account Guaranteed Term to any of the Funds by completing the appropriate section of the enrollment form or a Dollar Cost Averaging election form.

1.15  FIXED ANNUITY:               An Annuity with payments that do not vary in amount.

1.16  FUND(S):                     The open-end management investment companies (mutual funds) in which the
                                   Separate Account invests (see Contract Schedule I for the specific fund options).

1.17  GENERAL ACCOUNT:             The account holding the assets of Aetna, other than those assets held in
                                   Aetna's separate accounts.

1.18  GUARANTEED RATE --           Aetna will declare the interest rate applicable to a specific Guaranteed
      AG ACCOUNT:                  Term at the start of the Deposit Period for that Guaranteed Term. The rate is guaranteed by Aetna for that Deposit Period and the ensuing Guaranteed
                                   Term. The Guaranteed Rate is an annual effective yield. That is, interest is credited daily at a rate that will produce the Guaranteed Rate over the period of a year. No Guaranteed Rate will ever be less than the Minimum
                                   Guaranteed Rate shown on Contract Schedule I.

1.19  GUARANTEED TERM:             The period of time for which the AG Account Guaranteed Rate is guaranteed on the Net Purchase Payment, Transfers and Reinvestments made into a current Deposit Period for the AG Account. Such period begins on the day following the close of the Deposit Period and ends on the designated
                                   Maturity Date. Guaranteed Terms are offered at Aetna's discretion for various lengths of time ranging up to and including ten years.

                                   During a Deposit Period, Aetna may make available any number of Guaranteed
                                   Terms. The Contract Holder may allocate the Net Purchase Payment and
                                   Transfers into any or all of the available Guaranteed Terms.

1.20  GUARANTEED TERM(S)           All AG Account Guaranteed Term(s) with the same length of time from the
      GROUPS:                      close of the Deposit Period until the designated Maturity Date.

1.21  MAINTENANCE FEE:             The Maintenance Fee (see Contract Schedule I) will be deducted during the
                                   Accumulation Period from the Current Value on each anniversary of the date the Contract is established and upon the surrender of the entire Contract.

1.22  MARKET VALUE ADJUSTMENT      An adjustment that may apply to an amount withdrawn or transferred from an
      (MVA):                       AG Account Guaranteed Term prior to the end of that Guaranteed Term. The adjustment reflects the change in the value of the investment due to changes in interest rates since the date of deposit and is computed using the formula given in 3.06. The adjustment is expressed as a percentage of each dollar being withdrawn.

1.23  MATURED TERM VALUE:          The amount payable on an AG Account Guaranteed Term's Maturity Date.

1.24  MATURED TERM VALUE           During the calendar month following an AG Account Maturity Date, the
      TRANSFER:                    Certificate Holder may notify Aetna's Home Office in writing to Transfer or surrender all or part of the Matured Term Value, plus interest at the new
                                   Guaranteed Rate accrued thereon, from the AG Account without an MVA. This provision only applies to the first such written request received from the
                                   Certificate Holder during this period for any Matured Term Value.

1.25  MATURITY DATE:               The last day of an AG Account Guaranteed Term.

1.26  NET PURCHASE PAYMENT:        The Purchase Payment less premium taxes, as applicable.

1.27  NONUNITIZED SEPARATE         A separate account set up by Aetna under Title 38, Section 38a-433, of the
      ACCOUNT:                     Connecticut General Statutes, that holds assets for AG Account Terms. There are no discrete units for this Account. The Certificate Holder does not participate in the investment gain or loss from the assets held in the
                                   Nonunitized Separate Account. Such gain or loss is borne entirely by Aetna.
                                   These assets may be chargeable with liabilities arising out of any other business of Aetna.

1.28  PURCHASE PAYMENT:            The cash payment accepted by Aetna at its Home Office which is a rollover amount under Code Section 402(c), 403(a)(4), 403(b)(8), or 408(d)(3). Aetna
                                   may require verification that a rollover amount qualifies as such under the
                                   Code. Payments to Simplified Employee Pension plans and annual deductible and nondeductible contributions to Individual Retirement Annuities are not accepted under this Contract.


                                   Aetna reserves the right to refuse to accept any Purchase Payment at any time for any reason. No advance notice will be given to the Contract Holder or Certificate Holder.
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1.29   REINVESTMENT:               Aetna will mail a notice to the Contract Holder at least 18 calendar days and not more than 45 days before a Guaranteed Term's Maturity Date. This notice will contain the Terms available during current Deposit Periods with their Guaranteed Rate, and projected Matured Term Value. If no specific direction is given by the Certificate Holder prior to the Maturity Date, each Matured Term Value will be reinvested in the current Deposit Period for a Guaranteed Term of the same duration. If a Guaranteed Term of the same duration is unavailable, each Matured Term Value will automatically be reinvested in the current Deposit Period for the next shortest Guaranteed
                                   Term available. If no shorter Guaranteed Term is available, the next longer
                                   Guaranteed Term will be used. Aetna will mail a confirmation statement to the Certificate Holder the next business day after the Maturity Date. This notice will sate the Guaranteed Term and Guaranteed Rate which will apply to the reinvested Matured Term Value.

1.30  SEPARATE ACCOUNT:            A separate account that buys and holds shares of the Fund(s). Income, gains or losses, realized or unrealized, are credited or charged to the Separate
                                   Account without regard to other income, gains or losses of Aetna. Aetna owns the assets held in the Separate Account and is not a trustee as to such amounts. This Separate Account generally is not guaranteed and is held at market value. The assets of the Separate Account, to the extent of reserves and other contract liabilities of the Account, shall not be charged with other Aetna liabilities.

1.31  SURRENDER VALUE:             The amount payable by Aetna upon the surrender of any portion of an
                                   Account.

1.32  TRANSFERS:                   The movement of invested amounts among the available Fund(s) and the AG
                                   Account under this Contract during the Accumulation Period.

1.33  VALUATION PERIOD (PERIOD):   The period of time for which a Fund determines its net asset value, usually from 4:15 p.m. Eastern time each day the New York Stock Exchange is open until 4:15 p.m. the next such day, or such other day that one or more of the Funds determines its net asset value.

1.34  VARIABLE ANNUITY:            An Annuity with payments that vary with the net investment results of one or more Funds held under the Separate Account.

II. GENERAL PROVISIONS
-------------------------------------------------------------------------------------------------------------

2.01  CHANGE OF CONTRACT:          Only an authorized officer of Aetna may change the terms of this Contract.
                                   Aetna will notify the Contract Holder in writing at least 30 days before the effective date of any change. Any change will not affect the amount or terms of any Annuity which begins before the change.
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2.01  CHANGE OF CONTRACT           Aetna may make any change that affects the AG Account Market Value
      (CONT'D):                    Adjustment (3.06) with at least 30 days advance written notice to the
                                   Contract Holder and the Certificate Holder. Any such change shall become effective for any new Term and will be applicable only if it is more favorable to the Contract Holder and/or the Certificate Holder.

                                   Any change that affects any of the following under this Contract will not apply to Accounts in existence before the effective date of the change:

                                   (a)  Net Purchase Payment (1.26)
                                   (b)  AG Account Guaranteed Rate (1.04)
                                   (c)  Net Return Factor(s) -- Separate Account (3.04)
                                   (d)  Current Value (1.12)
                                   (e)  Surrender Value (1.31)
                                   (f)  Fund(s) Annuity Unit Value -- Separate Account (4.07 )
                                   (g)  Annuity Options (4.09)
                                   (h)  Fixed Annuity Guaranteed Interest Rates (4.01)
                                   (i)  Transfers (1.32)

                                   This Contract may be changed as deemed necessary by Aetna to comply with federal or state law. Any such change is subject to the prior approval of the New York Insurance Department.

2.02 CHANGE OF FUND(S):            Aetna, or the Separate Account, may:

                                   (a)  Change the Fund(s) which may be invested in by the Separate Account;
                                        and
                                   (b)  Replace the shares of any Fund(s) held in the Separate Account with shares of any other Fund(s).

                                   Changes must be:

                                   (a)  Approved by a majority vote of the shares in the Separate Account with respect to the Fund(s) whose shares are to be replaced; or
                                   (b)  Deemed necessary by Aetna under the Investment Company Act of 1940; or
                                   (c)  Deemed necessary by Aetna to accomplish the purpose of the Separate
                                        Account.

                                   Such changes are subject to the approval of the Superintendent of the New
                                   York Insurance Department and Aetna will notify the Contract Holder of such change.

2.03 NONPARTICIPATING CONTRACT:    The Contract Holder, Certificate Holders or Beneficiaries will not have a right to share in the earnings of Aetna.
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2.04  PAYMENTS AND ELECTIONS:      While the Certificate Holder is living, Aetna will pay the Certificate
                                   Holder any Annuity payments as and when due. After the Certificate Holder's death, any Annuity payments required to be made will be paid in accordance with 4.05. Aetna will determine other payments and/or elections as of the end of the Valuation Period in which the request is received at its Home
                                   Office. Such payments will be made within 7 calendar days of receipt at its
                                   Home Office of a written claim for payment which is in good order, except as provided in 3.17.

2.05  STATE LAWS:                  The Contract and the Certificates comply with the laws of the state in which they are delivered. Any surrender, death, or Annuity payments are equal to or greater than the minimum required by such laws. Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from Annuity tables used to determine Annuity payments.

2.06  CONTROL OF CONTRACT:         This is a Contract between the Contract Holder and Aetna. The Contract
                                   Holder has title to the Contract. Contract Holder rights are limited to accepting and rejecting Contract modifications.

                                   Each Certificate Holder has a nonforfeitable right to all amounts held in his or her Account. Each Certificate Holder may make any choices allowed by this contract for his or her Account. Choices made under this Contract must be in writing. Until receipt of such choices at Aetna's Home Office, Aetna may rely on any previous choices made.

                                   The Contract is not subject to the claims of any creditors of the Contract
                                   Holder or the Certificate Holder except to the extent permitted by law.

                                   The Account may not be attached, alienated, or subject to the claims of creditors of the Certificate Holder except to the extent permitted by law.
                                   This Account is nontransferable by the Certificate Holder. The Certificate
                                   Holder may not assign, transfer, pledge or use as collateral his or her rights under the Contract.

2.07  DESIGNATION OF               Each Certificate Holder shall name his or her Beneficiary. The Beneficiary
      BENEFICIARY:                 may be changed at any time. Changes to a Beneficiary must be submitted to
                                   Aetna's Home Office in writing and will not be effective until accepted by
                                   Aetna.

2.08  MISSTATEMENTS AND            If Aetna finds the age or sex of any Annuitant to be misstated, the amount
      ADJUSTMENTS:                 payable under the Contract shall be adjusted for the correct age or sex;
                                   the amount of any underpayment or overpayment, with interest at six per cent per year, shall be credited to, or changed against, the current or next succeeding payment or payments to be made by Aetna under the Contract.

2.09  INCONTESTABILITY:            Aetna cannot cancel the Contract because of any error of fact on the application. Aetna cannot cancel an account because of any error of fact on the enrollment form.
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2.10  INDIVIDUAL CERTIFICATES:     Aetna shall issue a certificate to each Certificate Holder. The certificate will summarize certain provisions of the contract. Certificates are for information only and are not a part of the Contract.

III. PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
-------------------------------------------------------------------------------------------------------------

3.01  NET PURCHASE PAYMENT:        This amount is the actual Purchase Payment less any premium tax. Aetna will generally deduct the premium tax when Annuity benefits are elected (see
                                   Part IV). If Aetna determines that under applicable state law, it must pay a premium tax when the Purchase Payment is received or at any other time, it will deduct the tax at that time.

                                   The Net Purchase Payment will be credited among:

                                   (a)  The current Deposit Period(s) for Guaranteed Terms under the AG
                                        Account; and
                                   (b)  The Fund(s) in which the Separate Account invests.

                                   The Certificate Holder shall tell Aetna the allocation percentage to be applied to the current Deposit Period for each of the available Guaranteed
                                   Terms in the AG Account and/or each Fund.

3.02  CERTIFICATE HOLDER'S         Aetna will maintain an Account for each Certificate Holder.
      ACCOUNT:

                                   Aetna will declare from time to time the acceptability and the minimum amount for additional Purchase Payments. Each Account will be subject to the Terms and conditions of the Contract in effect at the time the first
                                   Purchase Payment for such account is applied to the Contract except for changes made to comply with federal or state law.

3.03  FUND(S) RECORD UNITS --      The portion of the Net Purchase Payment applied to each Fund under the
      SEPARATE ACCOUNT:            Separate Account will determine the number of Fund record units for that
                                   Fund. This number is equal to the portion of the Net Purchase Payment applied to each Fund divided by the Fund record unit value (see 3.05) for the Valuation Period in which the Purchase Payment is received in good order at Aetna's Home Office.

3.04  NET RETURN FACTOR(S) --      The net return factor(s) are used to compute all Separate account record
      SEPARATE ACCOUNT:            units for any Fund.

                                   The net return factor for each Fund is equal to 1.0000000 plus the net return rate.

                                   The net return rate is equal to:

                                   (a)  The value of the shares of the Fund held by the Separate Account at the end of the Valuation Period; minus
                                   (b)  The value of the shares of the Fund held by the Separate Account at the start of the Valuation Period; plus or minus
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3.04  NET RETURN FACTOR(S) --      (c)  Taxes (or reserves for taxes) on the Separate Account (if any); divided by
      SEPARATE ACCOUNT             (d)  The total value of the Fund(s) record units and Fund(s) Annuity units of the Separate
      (CONT'D):                         Account at the start of the Valuation Period; minus
                                   (e)  A daily Separate Account charge at an annual rate as shown on Contract Schedule I for mortality and expense risks, which may include profit; and a daily administrative charge.

                                   A net return rate may be more or less than 0%. The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

3.05  FUND RECORD UNIT             A Fund record unit value is computed by multiplying the net return factors for the current
      VALUE -- SEPARATE ACCOUNT:   Valuation Period by the Fund record unit value for the previous Period. The dollar value of Fund record units, Separate Account assets, and Variable Annuity payments may go up or down due to investment gain or loss.

3.06  MARKET VALUE ADJUSTMENT:     Except as noted below, there will be an MVA for a withdrawal from the AG Account before the end of a Guaranteed Term when the withdrawal is due to:

                                   (a)  A Transfer; except for transfers from the one-year AG Account Guaranteed Term under the
                                        Dollar Cost Averaging program or, as specified in 1.24, AG Account Matured Term Value
                                        Transfer;
                                   (b)  A full or partial surrender (including a 15% free withdrawal under 3.16), except for a partial withdrawal under the Systematic Withdrawal Option (see 3.11); or
                                   (c)  An election of Annuity option 2 (see 4.09).

                                   Full and partial surrenders and Transfers made within six months after the date of the
                                   Annuitant's death will be the greater of:

                                   (a)  The aggregate MVA amount which is the sum of all market value adjusted amounts calculated due to a withdrawal of amounts. This total may be greater or less than the Current Value of those amounts; or
                                   (b)  The applicable portion of the Current Value in the AG Account.

                                   After the six-month period, the surrender or Transfer will be the aggregate MVA amount, which may be greater or less than the Current Value of those amounts.

                                   The greater of the aggregate MVA amount or the applicable portion of the Current Value applies to amounts withdrawn from the AG Account on account of an election of Annuity options 3 or 4 (see
                                   4.09).
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3.06  MARKET VALUE ADJUSTMENT      Market value adjusted amounts will be equal to the amount withdrawn
      (CONT'D):                    multiplied by the following ratio:

                                                  x
                                                 ---
                                                 365
                                          (1 + i)
                                        -----------
                                                  x
                                                 ---
                                                 365
                                                 ---
                                          (1 + j)

                                   Where:

                                            i  is the Deposit Period Yield
                                            j  is the Current Yield
                                            x  is the number of days remaining, (computed from Wednesday of the week of withdrawal) in the Guaranteed Term.

                                   The Deposit Period Yield will be determined as follows:

                                   (a)  At the close of the last business day of each week of the Deposit
                                        Period, a yield will be computed as the average of the yields on that day of U.S. Treasury Notes which mature in the last three months of the Guaranteed Term.

                                   (b)  The Deposit Period Yield is the average of those yields for the
                                        Deposit Period. If withdrawal is made before the close of the Deposit
                                        Period, it is the average of those yields on each week preceding withdrawal.

                                   The Current Yield is the average of the yields on the last business day of the week preceding withdrawal on the same U.S. Treasury Notes included in the Deposit Period Yield.

                                   In the event that no U.S. Treasury Notes which mature in the last three months of the Guaranteed Term exist, Aetna reserves the right to use the
                                   U.S. Treasury Notes that mature in the following quarter.

                                   If. U.S. Treasury Notes are no longer available, a suitable replacement index, subject to approval of the Superintendent of the New York Insurance
                                   Department, would then be utilized.

                                   A detailed description of the MVA has been filed with the Superintendent of the New York Insurance Department.

3.07  TRANSFER OF CURRENT VALUE    Before an Annuity option is elected, all or any portion of the Adjusted
      FROM THE FUNDS OR            Current Value of the Contract may be transferred from any Fund or
      AG ACCOUNT:                  Guaranteed Term of the AG Account:

                                   (a)  To any other Fund; or
                                   (b)  To any Guaranteed Term of the AG Account available in the current
                                        Deposit Period.
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3.07  TRANSFER OF CURRENT VALUE    Transfer requests can be submitted as a percentage or as a dollar amount.
      FROM THE FUNDS OR            The minimum transfer amount is shown on Contract Schedule I. Within a
      AG ACCOUNT:                  Guaranteed Term Group, the amount to be surrendered or transferred will be
      (CONT'D):                    withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                   The Certificate Holder may make an unlimited number of Transfers during the
                                   Accumulation Period. The number of free Transfers allowed by Aetna is shown on Contract Schedule I. Additional Transfers may be subject to a Transfer fee as shown on Contract Schedule I.

                                   Amounts transferred from the AG Account under the Dollar Cost Averaging program, or amounts transferred as a Matured Term Value on or within the calendar month of the Term's Maturity Date, do not count against the annual
                                   Transfer limit.

                                   Amounts applied to Guaranteed Terms of the AG Account may not be transferred to the Funds or to another Guaranteed Term during the Deposit
                                   Period or for 90 days after the close of the Deposit Period except for (1)
                                   a Matured Term Value(s) during the calendar month following the Term's
                                   Maturity Date and (2) amounts transferred from the one-year AG Account
                                   Guaranteed Term under the Dollar Cost Averaging program.

3.08  REPORTS:                     Aetna, as issuer of the Contract, will make any reports required of it by federal or state law. Aetna will furnish annual calendar year reports concerning the status of the annuity.

3.09  NOTICE TO THE CONTRACT       The Contract Holder will receive quarterly statements from
      HOLDER:                      Aetna of:

                                   (a)  The value of any amounts held in:
                                        (1) The AG Account; and
                                        (2) The Fund(s) under the Separate Account.
                                   (b)  The number of any Fund(s) record units; and
                                   (c)  The Fund(s) record unit value.

                                   Such number or values will be as of a specific date no more than 60 days before the date of the notice.

3.10  LOANS:                       Loans are not available under this Contract.

3.11  DISTRIBUTION OPTIONS:        The following distribution options may be elected by the Certificate Holder during the Accumulation Period.

                                   (A)  ESTATE CONSERVATION OPTION (ECO) - A distribution option under which a portion of the Current Value will automatically be surrendered and distributed each year. ECO payments will be calculated based on the
                                        Account's full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the Account. A
                                        Surrender Fee will not be deducted from any portion of the Current
                                        Value which is paid as a distribution under ECO. Certificate Holders should consult their tax advisers prior to requesting this distribution option. Aetna will not be responsible for any adverse tax consequences due to receiving ECO payments.
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 3.11  DISTRIBUTION OPTIONS             (1)  Amount of Distribution: Each year that ECO is in effect, Aetna
       (CONT'D):                             will calculate and distribute an amount equal to the minimum required distribution under the Code. The annual distribution will be determined by dividing the Current Value as of December
                                             31 of the year prior to the payment year, by a life expectancy factor.

                                             The Certificate Holder, or spouse Beneficiary if ECO is elected after the Certificate Holder's death, shall elect either single life expectancy or joint life expectancy.

                                             Life expectancy is computed by use of the expected return
                                             multiples in Tables V and VI of section 1.72-9 of the Income Tax
                                             Regulations.

                                             Joint life expectancy can only be elected based on the joint life expectancy of the Certificate Holder and his or her Beneficiary.
                                             If the Certificate Holder makes any changes in the Beneficiary designation under the Certificate, ECO distributions after the change will be recalculated as required by IRS regulations.

                                             Life expectancies shall be recalculated annually. If the joint life expectancy is elected with a non-spouse Beneficiary, the life expectancy of the non-spouse Beneficiary must not be
                                             recalculated. Instead, the life expectancy will be calculated using the attained age of the Beneficiary during the calendar year in which the Certificate Holder attains age 70 1/2, and payments for subsequent years shall be recalculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first
                                             calculated.

                                             If joint life expectancy is elected with a spouse Beneficiary, at the death of either, the payments can continue and will be calculated based solely on the survivor's life expectancy. If joint life expectancy is elected with a non-spouse Beneficiary and the non-spouse Beneficiary dies first, payments will continue based on the joint life expectancy.

                                             If a single life expectancy is elected and the Certificate Holder dies, or if a joint life expectancy is elected and the survivor dies, the death benefits determined under Section 3.12 will be paid to the Beneficiary in a lump sum not later than December 31 following the year of death.

                                        (2)  Minimum Initial Current Value: The ECO Minimum Initial Account
                                             Current Value is shown on Contract Schedule I. If after election of this option, the Current Value is
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                                             insufficient to make a scheduled ECO payment, Aetna will
                                             distribute the entire Account balance.
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3.11  DISTRIBUTION OPTIONS              (3) Date of Distribution: Distribution will be made annually on the 15th of any month or
      (CONT'D)                              such other date as Aetna may designate or allow. The latest allowable payment date is the month of the Certificate Holder's 85th birthday. The Certificate Holder shall specify an initial distribution month, not earlier than the calendar year in which the
                                            Certificate Holder attains age 70 1/2, or such later time when distributions must commence as specified under the Code, whichever is appropriate. For a spouse
                                            Beneficiary, the earliest date is the date of the Certificate Holder's death.

                                        (4)  Election and Revocation: ECO may be elected by the Certificate
                                             Holder by submitting a written request to Aetna at its Home
                                             Office.

                                             Once elected, this option may be revoked by the Certificate
                                             Holder, or spouse Beneficiary if elected after the Contract
                                             Holder's death, by submitting a written request to Aetna at its
                                             Home Office. Any revocation will apply only to amounts not yet paid. The Certificate Holder assumes responsibility for
                                             compliance with minimum distribution rules under the Code. ECO may be elected only once by the Certificate Holder or by a spouse
                                             Beneficiary.

                                   (B)  SYSTEMATIC WITHDRAWAL OPTION (SWO): A distribution option under which a portion of the Account's Current Value will automatically be surrendered and distributed each year. SWO payments will be calculated based on the Account's full Current Value. The distributed amount will be withdrawn pro rata from each investment option used under the
                                        Account. A Surrender Fee will not be deducted from any portion of the
                                        Current Value which is paid as a distribution under SWO. Certificate
                                        Holders should consult their tax advisers prior to requesting this distribution option. Aetna will not be responsible for any adverse tax consequences due to receiving SWO payments.

                                        (1)  Amount of Distribution: The Certificate Holder may elect one of the three payment methods described below.

                                             (i)   Specified Payment: Payments of a designated dollar amount.
                                                   The annual amount may not be greater than the percentage of the Account's Current Value at time of election as shown on
                                                   Contract Schedule I. This annual dollar amount will remain constant. The minimum SWO payment amount is shown on
                                                   Contract Schedule I; or
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3.11  DISTRIBUTION OPTIONS                   (ii)  Specified Period: Payments made over a period of time of at
      (CONT'D)                                     least 10 years. The maximum specified period shall be
                                                   determined under the Code minimum distribution rules. The
                                                   annual amount is calculated by dividing the Current Value
                                                   as of December 31 of the year prior to the payment year by the number of payment years remaining; or

                                             (iii) Specified Percentage: Payments of a designated percentage which cannot be greater than the percentage of the Current
                                                   Value at the time of election as shown on Contract Schedule
                                                   I. The percentage may be changed by written request. Aetna reserves the right to limit the number of times the
                                                   percentage may be changed. The annual amount is calculated by multiplying the Current Value as of December 31 of the
                                                   year prior to the payment year by the designated
                                                   percentage. Payments will be made until the year the
                                                   Certificate Holder attains age 70 1/2 or, if elected by the spouse Beneficiary, the year the Certificate Holder would
                                                   have attained age 70 1/2.

                                             Under both the Specified Payment and Specified Period payment methods, a higher amount shall be paid in any year if required under the Code minimum distribution rules. For purposes of this determination, life expectancy for the initial distribution year shall be calculated based on single life expectancy Table V of section 1.72-9 of the Income Tax Regulations. With each
                                             subsequent year, the life expectancy will be the life expectancy for the previous year reduced by one.

                                             Payments upon the Certificate Holder's death will be made to the
                                             Beneficiary in the manner described in 3.13.

                                        (2)  Minimum Initial Current Value: The Minimum Initial Current Value
                                             required to begin SWO is shown on Contract Schedule I. If after election of this option the Current Value is insufficient to make a schedule SWO payment, Aetna will distribute the entire balance.

                                        (3)  Date of Distribution: The Certificate Holder shall specify the initial distribution date. The earliest date for distribution is the first date on which the Certificate Holder attains age 59
                                             1/2. The latest allowable SWO payment date is the month of the
                                             Certificate Holder's 85th birthday. As elected by the Certificate
                                             Holder, SWO payments will be made on a monthly, quarterly, semi-
                                             annual or annual basis. If SWO payments are made more frequently than annually, the designated annual amount is divided by the number of payments due each year.
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3.11  DISTRIBUTION OPTIONS                   Subsequent distributions will be made on the 15th of any month or
      (CONT'D):                              such other date as Aetna may designate or allow.

                                        (4)  Election and Revocation: SWO may be elected by the Certificate
                                             Holder or spouse Beneficiary if elected after the Certificate
                                             Holder's death by submitting a completed and signed election form to Aetna's Home Office.

                                             Once elected, this option may be revoked by the Certificate
                                             Holder, or spouse Beneficiary if elected after the Certificate
                                             Holder's death, by submitting a written request to Aetna at its
                                             Home Office. Any revocation will apply only to amounts not yet paid. SWO may be elected only once by the Certificate Holder or by the spouse Beneficiary.

3.12  DEATH BENEFIT AMOUNT:             If the Certificate Holder/Annuitant dies before Annuity payments start, the Beneficiary is entitled to a death benefit under the
                                        Account. The claim date is the date when proof of death and the
                                        Beneficiary's claim are received in good order at Aetna's Home Office.
                                        The amount of the death benefit is determined as follows:

                                        (a)  Death of Certificate Holder/Annuitant less than 85 years of age:
                                             The guaranteed death benefit is the greatest of:

                                             (1)  The sum of all Net Purchase Payment(s) made to the Account
                                                  (as of the date of death) minus the sum of all amounts
                                                  surrendered, applied to an Annuity, or deducted from the
                                                  Account;

                                             (2)  The highest step-up value as of the date of death. A step-up value is determined on each anniversary of the Effective
                                                  Date. Each step-up value is calculated as the Account's
                                                  Current Value on the Effective Date anniversary, increased by the amount of any Purchase Payment(s) made, and decreased by the sum of all amounts surrendered, deducted, and/or
                                                  applied to an Annuity option since the Effective Date
                                                  anniversary.

                                             (3)  The Account's Current Value as of the date of death.

                                             The excess, if any, of the guaranteed death benefit value over the Account's Current Value is determined as of the date of death. Any excess amount will be deposited to the Account and allocated to Aetna Variable Encore Fund as of the claim date. The
                                             Current Value on the claim date plus any excess amount deposited becomes the Account's Current Value.

                                        (b)  Death of Certificate Holder/Annuitant age 85 or greater: The death benefit is the greatest of:

3.12  DEATH BENEFIT AMOUNT              (1)  The sum of all Net Purchase Payment(s) made to the account (as of
      (CONT'D):                              the date of death) minus the sum of all amounts surrendered, applied to an Annuity, or deducted from the Account;

                                        (2)  The highest step-up value prior to the Certificate Holder's 85th birthday. A step-up value is determined on each anniversary of the Effective Date. Each step-up value is calculated as the
                                             Account's Current Value on the Effective Date anniversary, increased by the amount of any Purchase Payment(s) made, and decreased by the sum of all amounts surrendered, deducted, and/or applied to an Annuity option since the Effective Date
                                             anniversary.

                                        (3)  The Certificate Holder's Account Value as of the date of death.

                                        The excess, if any, of the guaranteed death benefit value over the
                                        Account's Current Value is determined as of the date of death. Any excess amount will be deposited in the Account and allocated to the
                                        Aetna Variable Encore Fund as of the claim date. The Current Value on the claim date, plus any excess amount deposited, becomes the
                                        Account's Current Value.

                                   (c)  At the death of a surviving spouse Beneficiary who continued the
                                        Account in his or her own name, the death benefit amount is equal to the Account's Current Value less any applicable Surrender Fee on the amount of any Purchase Payment(s) made since the death of the
                                        Certificate Holder.

3.13  DEATH BENEFIT OPTIONS        Prior to any election, or until amounts must be otherwise distributed under
      AVAILABLE TO BENEFICIARY:    this section, the Current Value of the Account will be retained in the
                                   Account. The Beneficiary has the right under the Contract to allocate or reallocate any amount to any of the available investment options (subject to an MVA, as applicable). The following options are available to the
                                   Beneficiary:

                                   (a)  If the Beneficiary is the Certificate Holder's surviving spouse, the surviving spouse may exercise all rights under the Contract and continue in the Accumulation Period, or may elect (1), (2), or (3)
                                        below. Under the Code, distributions from the Account are not required until December 31st of the year in which the original Certificate
                                        Holder would have attained age 70 1/2. The Beneficiary may elect to:

                                        (1)  Apply some or all of the Adjusted Current Value of the Account to
                                             Annuity option 2, 3 or 4 (see 4.09);

                                        (2)  Apply some or all of the Adjusted Current Value to Annuity option
                                             1 (see 4.09); or

                                        (3)  Receive, at any time, a lump sum payment equal to the Adjusted
                                             Current Value of the Account.

3.13  DEATH BENEFIT OPTIONS             If ECO is in effect on the Certificate Holder's date of death, the
      AVAILABLE TO BENEFICIARY          surviving spouse can elect to continue receiving ECO payments if a
      (CONT'D):                         joint life expectancy was chosen. Otherwise, the surviving spouse must receive a lump sum payment equal to the Adjusted Current Value of the
                                        Account.

                                        If SWO is in effect and the Certificate Holder dies before the required beginning date for minimum distributions (see 3.13), SWO payments will cease and the surviving spouse may claim the death benefit in accordance with the terms of this section.

                                        If SWO is in effect and the Certificate Holder dies after the required beginning date for minimum distributions, the surviving spouse can elect to continue to receive the SWO payments. Otherwise, the surviving spouse must elect to receive a lump sum payment equal to the
                                        Adjusted Current Value.

                                   (b)  If the Beneficiary is other than the Certificate Holder's surviving spouse, then options (1), (2), or (3) under (a) above apply. Any portion of the Adjusted Current Value that is not applied to Annuity option 2, 3 or 4 by December 31st of the year following the year of the Certificate Holder's death must be distributed by December 31st of the year containing the fifth anniversary of the Certificate Holder's date of death.

                                        If ECO or SWO is in effect on the Certificate Holder's date of death, the Beneficiary must receive an automatic and immediate lump sum payment equal to the Adjusted Current Value.

                                   (c)  If no Beneficiary exists, a lump sum payment equal to the Adjusted
                                        Current Value will be made to the Certificate Holder's estate.

3.14  REQUIRED DISTRIBUTION        (a)  Certificate Holder: The entire interest of the Certificate Holder will
      TO CONTRACT HOLDER/               be distributed or begin to be distributed no later than April 1
      BENEFICIARY:                      following the calendar year in which the Certificate Holder attains age 70 1/2 (required beginning date), over (a) the life of the
                                        Contract Holder, or the lives of the Contract Holder and his or her designated Beneficiary, or (b) a period certain not extending beyond the life expectancy of the Contract Holder, or the joint and last survivor expectancy of the Contract Holder and his or her designated
                                        Beneficiary. Payments must be made in periodic payments at intervals no longer than one year. In addition, payments must be either nonincreasing or they may increase only as provided in Q&A F-3 of section 1.401(a)(9)-1 of the Proposed Income Tax Regulations.


                                        All distributions made hereunder shall be made in accordance with the requirements of section 401(a)(9) of the Code, and the regulations thereunder, including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the Proposed Income Tax
                                        Regulations.


3.14  REQUIRED DISTRIBUTION             Distribution may be an Annuity as set forth in Sections 4.01 through
      TO CONTRACT HOLDER/               4.04, payments under ECO or SWO as defined in Section 3.11 or a lump
      BENEFICIARY                       sum payment.
      (CONT'D):
                                   (b)  Beneficiary: If the Certificate Holder dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Certificate Holder's death.

                                        Distributions are considered to have begun if distributions are made on account of the Certificate Holder's reaching his or her required beginning date or if prior to the required beginning date
                                        distributions irrevocably commence to the Certificate Holder over a period permitted and in an Annuity form acceptable under section
                                        1.401(a)(9) of the Income Tax Regulations.

3.15  LIQUIDATION OF                All or any portion of the Account's Current Value may be surrendered
      SURRENDER VALUE:              at any time. Surrender requests can be submitted as a percentage of the Account Current Value or as a specific dollar amount. The Net
                                    Purchase Payment amount is withdrawn first, and then the excess value, if any. For any partial surrender amounts are withdrawn on a pro rata basis from the Fund(s) and/or the Guaranteed Term(s) Groups of the AG
                                    Account in which the Current Value is invested. Within a Guaranteed
                                    Term Group, the amount to be surrendered or transferred will be withdrawn first from the oldest Deposit Period, then from the next oldest, and so on until the amount requested is satisfied.

                                    After deduction of the Maintenance Fee, if applicable, the surrendered amounts shall be reduced by a Surrender Fee, if applicable. An MVA may apply to amounts surrendered from the AG Account.

3.16  SURRENDER FEE:                The Surrender Fee only applies to the Net Purchase Payment portion surrendered and varies according to the elapsed time since deposit
                                    (see Contract Schedule I).


                                    No Surrender Fee is deducted from any portion of the Current Value which is paid:

                                    (a)  To a Beneficiary due to the Certificate Holder's death before
                                         Annuity payments start;

                                    (b)  As a premium for an Annuity option 2, 3 or 4 under this Contract
                                         (see 4.09);

                                    (c)  As a distribution under the ECO or SWO provision (see 3.11);

3.16 SURRENDER FEE:  (CONT'D)           (d)  At least 12 months after the date of the Purchase Payment to the
                                             Account, in an amount equal to or less than 15% of the Current
                                             Value. This applies to the first surrender request, partial or full, in a calendar year. The Current Value is calculated as of the date the surrender request is received in good order at
                                             Aetna's Home Office. This waiver is not available to the Contract
                                             Holder while SWO is in effect; or

                                        (e)  For a full surrender of the Account where the Current Value of the Account is $2,500 or less and no surrenders have been taken from the Contract within the prior 12 months.

3.17  PAYMENT OF                        Under certain emergency conditions, Aetna may defer payment:
      SURRENDER VALUE:
                                        (a)  For a period of up to 6 months (unless not allowed by state law);
                                             or

                                        (b)  As provided by federal law under the Investment Company Act of
                                             1940.

IV.  ANNUITY PROVISIONS
-------------------------------------------------------------------------------------------------------------

4.01  CHOICES TO BE MADE:               The Certificate Holder may tell Aetna to apply any portion of the
                                        Adjusted Current Value (minus any premium tax) for an Annuity under option 2, 3, or 4 (see 4.09). The first Annuity payment may not be earlier than one calendar year after the Purchase Payment nor later than the first day of the month following the Annuitant's 85th birthday.


                                        When an Annuity Option is chosen, Aetna must also be told if payments are to be made other than monthly and whether to pay:

                                        (a)  A Fixed Annuity using the AG Account;
                                        (b)  A Variable Annuity using any of the Fund(s) available under this
                                             Contract for Annuity purposes; or

                                        (c)  A combination of (a) and (b).

                                        If a Fixed Annuity is chosen, the Annuity purchase rate for the option chosen reflects at least the Minimum Guaranteed Interest Rate (see
                                        Contract Schedule II), but may reflect a higher interest rate. If a
                                        Variable Annuity is chosen, the initial Annuity payment for the option chosen reflects the assumed annual return rate elected. (see Contract
                                        Schedule II).

4.02  ANNUITY PAYMENTS TO               In no event may any payments to the Annuitant under an Annuity Option
      CONTRACT HOLDER:                  extend beyond:

                                        (a)  The life of the Certificate Holder;
                                        (b)  The lives of the Certificate Holder and Beneficiary;

                                        (c)  Any certain period greater than the Certificate Holder's life expectancy according to regulations under Code Section 401(a)(9), determined as of the date payments are to begin; or

4.02  ANNUITY PAYMENTS TO               (d)  A period greater than the joint and last expectancies of the
      CONTRACT HOLDER                        Certificate Holder and the Certificate Holder's Beneficiary
      (CONT'D):                              according to regulations under Code Section 401(a)(9), determined as of the date payments are to begin.

4.03  ANNUITY PAYMENTS TO               In no event may payments to the Beneficiary under an Annuity option
      BENEFICIARY:                      extend beyond:

                                        (a)  The life of the Beneficiary; or
                                        (b)  Any certain period greater than the Beneficiary's life expectancy as determined by regulations under Code Section 401(a)(9).

4.04  TERMS OF ANNUITY                  (a)  When payments start, the age of the Annuitant plus the number of
      OPTIONS:                               years for which payments are guaranteed must not exceed 95.

                                        (b)  An Annuity option may not be elected if the first payment would be less than $50 or if the total payments in a year would be less than $250 (less if required by state law). Aetna reserves the right to increase the minimum first Annuity payment amount and the annual minimum annual Annuity payment amount based upon increases reflected in the Consumer Price Index-Urban, (CPI-U)
                                             since July 1, 1993.

                                        (c)  If a Fixed Annuity under option 2, 3 or 4 is chosen and a larger payment would result from applying the Surrender Value or, if greater, 95% of what the surrender would be if there were no surrender fee, to a current Aetna single premium immediate
                                             Annuity, Aetna will make the larger payment.

                                        (d)  For purposes of calculating the guaranteed first payment of a
                                             Variable Annuity or the payments for a Fixed Annuity, the
                                             Annuitant's and second Annuitant's adjusted age will be used. The
                                             Annuitant's and second Annuitant's adjusted age is his or her age as of the birthday closest to the Annuity commencement date reduced by one year for Annuity commencement dates occurring during the period of time from July 1, 1993 through December 31,
                                             1999. The Annuitant's and second Annuitant's age will be reduced by two years for Annuity commencement dates occurring during the period of time from January 1, 2000 through December 31, 2009.
                                             The Annuitant's and second Annuitant's age will be reduced by one additional year for Annuity commencement dates occurring in each succeeding decade.

                                             The Annuity purchase rates for options 3 and 4 are based on mortality from 1983 Table a.

4.04  TERMS OF ANNUITY                  (e)  Assumed Annual Net Return Rate is the interest rate used to
      OPTIONS (CONT'D):                      determine the amount of the first Annuity payment under a
                                             Variable Annuity as shown on Contract Schedule II. The Separate
                                             Account must earn this rate plus enough to cover the mortality and expense risk charges (which may include profit) and
                                             administrative charges if future Variable Annuity Payments are to remain level, (see Annuity return factor under Variable Annuity
                                             Assumed Annual Net Return Rate on Contract Schedule II).

                                        (f)  Once elected, Annuity payments cannot be commuted to a lump sum except for Variable Annuity payments under option 2 (see 4.09).
                                             The life expectancy of the Certificate Holder or Certificate
                                             Holder and second Annuitant shall be irrevocable upon the
                                             election of an Annuity option.

4.05  DEATH OF ANNUITANT/               (a)  When an Annuitant dies under option 2 or 3, or both the Annuitant
      BENEFICIARY:                           and the second Annuitant die under option 4(d), the present value of any remaining guaranteed payments will be paid in one sum to the Beneficiary, or upon election by the Beneficiary, any
                                             remaining payments will continue to the Beneficiary. If option 4 has been elected and the Annuitant dies, the remaining payments will continue to the second Annuitant as successor payee.

                                        (b)  If there is no Beneficiary under option 2, 3 or 4, the present value of any remaining payments will be paid in one sum to the
                                             Certificate Holder's estate.

                                        (c)  If the Beneficiary designated under option 1 dies, the amount held plus accrued interest will be paid in one sum to a successor
                                             Beneficiary, if any, named by the designated Beneficiary. If there is no successor Beneficiary, the lump sum will be paid to the designated Beneficiary's estate.

                                        (d)  If the Beneficiary dies while receiving Annuity payments, the present value of any remaining guaranteed payments will be paid in one sum to the successor Beneficiary, or upon election by the successor Beneficiary, any remaining payments will continue to the successor Beneficiary. If no successor Beneficiary has been designated, the present value of any remaining guaranteed
                                             payments will be paid in one sum to the Beneficiary's estate.

                                        (e)  The present value will be determined as of the Valuation Period in which proof of death acceptable to Aetna and a request for payment is received at Aetna's Home Office. The interest rate used to determine the first payment will be used to calculate the present value.

4.06  FUND(S) ANNUITY UNITS --          The number of each Fund's Annuity units is based on the amount of the
      SEPARATE ACCOUNT:                 first Variable Annuity payment which is equal to:

                                        (a)  The portion of the Current Value applied to pay a Variable
                                             Annuity (minus any premium tax); divided by
                                        (b)  1,000; multiplied by
                                        (c)  The payment rate for the option chosen.

                                        Such amount, or portion, of the variable payment will be divided by the appropriate Fund Annuity unit value (see 4.07) on the tenth
                                        Valuation Period before the due date of the first payment to determine the number of each Fund Annuity units. The number of each Fund Annuity units remains fixed. Each future payment is equal to the sum of the products of each Fund Annuity unit value multiplied by the appropriate number of units. The Fund Annuity unit value on the tenth Valuation
                                        Period prior to the due date of the payment is used.

4.07  FUND(S) ANNUITY UNIT              For any Valuation Period, a Fund Annuity unit value is equal to:
      VALUE -- SEPARATE ACCOUNT:
                                        (a)  The Value for the previous Period; multiplied by
                                        (b)  The Annuity net return factor(s) (see 4.08 below) for the Period;
                                             multiplied by
                                        (c)  A factor to reflect the assumed annual net return rate (see
                                             Contract Schedule II).
                                        The dollar value of a Fund Annuity unit value and Annuity payments may go up or down due to investment gain or loss.

4.08  ANNUITY NET RETURN                The Annuity net return factor(s) are used to compute Annuity payments
      FACTOR(S) -- SEPARATE             for any Fund.
      ACCOUNT:
                                        The Annuity net return factor(s) for each Fund is equal to 1.0000000 plus the net return rate.

                                        The net return rate is equal to:

                                        (a)  The value of the shares of the Fund held by the Separate Account at the end of a Valuation Period; minus
                                        (b)  The value of the shares of the Fund held by the Separate Account at the start of the Valuation Period; plus or minus
                                        (c)  Taxes (or reserves for taxes) on the Separate Account (if any);
                                             divided by
                                        (d)  The total value of the Fund record units and the Fund Annuity units of the Separate Account at the start of the Valuation Period; minus
                                        (e)  A daily charge for Annuity mortality and expense risks, which may include profit, and a daily administrative charge (at the annual rate as shown on Contract Schedule II).

                                        A net return rate may be more or less than 0%.

                                   The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

4.08  ANNUITY NET RETURN           Payments shall not be changed due to changes in the mortality or expense
      FACTOR(S) -- SEPARATE        results or administrative charges.
      ACCOUNT:  (CONT'D)

4.09  ANNUITY OPTIONS:             Option 1 -- Payment of Interest on Sum Left with Aetna -- This option may be used only by the Beneficiary when the Certificate Holder dies before
                                   Aetna has started paying an Annuity. A portion or all of the sum paid upon death may be held under this option and will be held in the General Account of Aetna at interest (see 3.13 and 4.01). The Beneficiary may later tell
                                   Aetna to:

                                   (a)  Pay a portion or all of the sum held by Aetna; or
                                   (b)  Apply a portion or all of the sum held by Aetna to any Annuity option below.

                                   If a nonspouse Beneficiary elects that some or all of the Current Value is to be held under this option, the Beneficiary must tell Aetna to pay the full sum held under this option by December 31st of the year containing the fifth anniversary of the Contract Holder's date of death.

                                   Option 2 -- Payments for a Stated Period of Time -- An Annuity will be paid for the number of years chosen. The number of years must be at least 5 and not more than 30.

                                   If payments for this option are made under a Variable Annuity, the present value of any remaining payments may be withdrawn at any time. If a withdrawal is requested within 3 years after the start of payments, it will be treated as a surrender and any applicable Surrender Fee will be applied
                                   (see 3.16).

                                   Option 3 -- Life Income -- An Annuity will be paid for the life of the
                                   Annuitant. If also chosen, Aetna will guarantee payments for 60, 120, 180, or 240 months.

                                   Option 4 -- Life Income Based upon the Lives of Two Annuitants -- An
                                   Annuity will be paid during the lives of the Annuitant and a second
                                   Annuitant. Payments will continue until both Annuitants have died. When this option is chosen, a choice must be made of:

                                   (a)  100% of the payment to continue after the first death;
                                   (b)  66 2/3% of the payment to continue after the first death;
                                   (c)  50% of the payment to continue after the first death;
                                   (d)  Payments for a minimum of 120 months with 100% of the payment to continue after the first death; or
                                   (e)  100% of the payment to continue at the death of the second Annuitant and 50% of the payment to continue at the death of the Annuitant.

                                   Other Options -- Aetna may make other options available as allowed by the laws of the state in which this Contract and the Certificate is delivered.

                                    OPTION 2

                      PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-----------------------------------------------------------------------------------------------
  YEARS      GUARANTEED        MONTHLY           QUARTERLY          SEMI-ANNUAL        ANNUAL
                RATE           PAYMENT            PAYMENT             PAYMENT         PAYMENT
-----------------------------------------------------------------------------------------------
   5            3.00%           17.91              53.59               106.78          211.99
   6            3.00%           15.14              45.30                90.27          179.22
   7            3.00%           13.16              39.39                78.49          155.83
   8            3.00%           11.68              34.96                69.66          138.31
   9            3.00%           10.53              31.52                62.81          124.69
  10            3.00%            9.61              28.77                57.33          113.82
  11            3.00%            8.86              26.52                52.85          104.93
  12            3.00%            8.24              24.65                49.13           97.54
  13            3.00%            7.71              23.08                45.98           91.29
  14            3.00%            7.26              21.73                43.29           85.95
  15            3.00%            6.87              20.56                40.96           81.33
  16            3.00%            6.53              19.54                38.93           77.29
  17            3.00%            6.23              18.64                37.14           73.74
  18            3.00%            5.96              17.84                35.56           70.59
  19            3.00%            5.73              17.13                34.14           67.78
  20            3.00%            5.51              16.50                32.87           65.26
  21            3.00%            5.32              15.92                31.72           62.98
  22            3.00%            5.15              15.40                30.68           60.92
  23            3.00%            4.99              14.92                29.74           59.04
  24            3.00%            4.84              14.49                28.88           57.33
  25            3.00%            4.71              14.09                28.08           55.76
  26            3.00%            4.59              13.73                27.36           54.31
  27            3.00%            4.47              13.39                26.68           52.97
  28            3.00%            4.37              13.08                26.06           51.74
  29            3.00%            4.27              12.79                25.49           50.60
  30            3.00%            4.18              12.52                24.95           49.53
-----------------------------------------------------------------------------------------------

                                    OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

----------------------------------------------------------------------------------------------
 ADJUSTED AGE OF         NONE           60            120            180            240
                 -----------------------------------------------------------------------------
    ANNUITANT       MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
----------------------------------------------------------------------------------------------
       50          $4.27   $3.90  $4.26   $3.90  $4.22   $3.89  $4.17   $3.86  $4.08   $3.82
       51           4.34    3.97   4.33    3.96   4.30    3.95   4.23    3.92   4.14    3.88
       52           4.43    4.03   4.41    4.03   4.37    4.01   4.30    3.98   4.20    3.93
       53           4.51    4.10   4.50    4.10   4.45    4.08   4.37    4.04   4.26    3.99
       54           4.60    4.18   4.59    4.17   4.54    4.15   4.45    4.11   4.32    4.04

       55           4.70    4.25   4.68    4.25   4.62    4.22   4.53    4.18   4.39    4.11
       56           4.80    4.34   4.78    4.33   4.72    4.30   4.61    4.25   4.45    4.17
       57           4.91    4.42   4.89    4.41   4.82    4.38   4.69    4.32   4.51    4.23
       58           5.03    4.52   5.00    4.51   4.92    4.47   4.78    4.40   4.58    4.30
       59           5.15    4.61   5.12    4.60   5.03    4.56   4.87    4.48   4.65    4.37

       60           5.28    4.72   5.25    4.70   5.14    4.66   4.96    4.57   4.71    4.44
       61           5.43    4.83   5.39    4.81   5.27    4.76   5.06    4.66   4.78    4.51
       62           5.58    4.95   5.53    4.93   5.39    4.87   5.16    4.75   4.84    4.58
       63           5.74    5.08   5.69    5.05   5.53    4.99   5.26    4.85   4.90    4.65
       64           5.91    5.21   5.85    5.18   5.66    5.10   5.36    4.95   4.96    4.72

       65           6.10    5.36   6.03    5.32   5.81    5.22   5.46    5.05   5.02    4.79
       66           6.30    5.51   6.21    5.47   5.93    5.36   5.56    5.16   5.08    4.86
       67           6.51    5.67   6.41    5.63   6.12    5.50   5.66    5.26   5.13    4.93
       68           6.73    5.85   6.62    5.80   6.28    5.65   5.77    5.37   5.18    5.00
       69           6.97    6.04   6.84    5.98   6.44    5.80   5.86    5.49   5.23    5.06

       70           7.23    6.25   7.07    6.18   6.61    5.97   5.96    5.60   5.27    5.12
       71           7.51    6.47   7.32    6.39   6.79    6.14   6.05    5.71   5.31    5.18
       72           7.80    6.71   7.58    6.62   6.96    6.32   6.14    5.83   5.34    5.23
       73           8.12    6.98   7.85    6.86   7.14    6.50   6.23    5.94   5.37    5.28
       74           8.46    7.26   8.14    7.12   7.32    6.69   6.31    6.04   5.40    5.32

       75           8.82    7.57   8.45    7.40   7.50    6.89   6.38    6.14   5.42    5.35
----------------------------------------------------------------------------------------------


                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

----------------------------------------------------------------------------------
        ADJUSTED AGES
---------------------------
                  SECOND
 ANNUITANT       ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
----------------------------------------------------------------------------------
    55               50      $3.69      $4.05      $4.27      $3.69      $4.13
    55               55       3.88       4.25       4.47       3.87       4.25
    55               60       3.06       4.47       4.71       4.06       4.36

    60               55       3.99       4.44       4.71       3.98       4.55
    60               60       4.24       4.71       4.99       4.23       4.70
    60               65       4.49       5.01       5.32       4.48       4.85

    65               60       4.38       4.97       5.32       4.38       5.10
    65               65       4.72       5.33       5.70       4.71       5.32
    65               70       5.07       5.75       6.17       5.05       5.54

    70               65       4.93       5.68       6.15       4.91       5.86
    70               70       5.40       6.21       6.70       5.36       6.18
    70               75       5.89       6.82       7.40       5.81       6.49

    75               70       5.69       6.68       7.32       5.62       6.92
    75               75       6.37       7.45       8.15       6.23       7.40
    75               80       7.07       8.34       9.16       6.78       7.85
------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   The rates assume the Annuitant is Male and the Second Annuitant is Female. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

        Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

--------------------------------------------------------------------------------
     ADJUSTED AGES
------------------------
                SECOND
 ANNUITANT     ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
--------------------------------------------------------------------------------
    55            50       $3.75      $4.07      $4.26      $3.75      $3.98
    55            55        3.88       4.25       4.47       3.87       4.06
    55            60        3.99       4.44       4.71       3.98       4.12

    60            55        4.06       4.47       4.71       4.06       4.37
    60            60        4.24       4.71       4.99       4.23       4.47
    60            65        4.38       4.97       5.32       4.38       4.54

    65            60        4.49       5.01       5.32       4.48       4.89
    65            65        4.72       5.33       5.70       4.71       5.02
    65            70        4.93       5.68       6.15       4.91       5.14

    70            65        5.07       5.75       6.17       5.05       5.60
    70            70        5.40       6.21       6.70       5.36       5.79
    70            75        5.69       6.68       7.32       5.62       5.96

    75            70        5.89       6.83       7.40       5.81       6.63
    75            75        6.37       7.45       8.15       6.23       6.92
    75            80        6.78       8.11       8.99       6.54       7.15
--------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   The rates assume the Annuitant is Female and the Second Annuitant is Male. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                      PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

---------------------------------------------------------------------------------------------------
 YEARS            GUARANTEED        MONTHLY          QUARTERLY           SEMI-ANNUAL      ANNUAL
                     RATE           PAYMENT           PAYMENT              PAYMENT        PAYMENT
---------------------------------------------------------------------------------------------------
   5                3.50%            18.12              54.19               107.92          213.99
   6                3.50%            15.35              45.92                91.44          181.32
   7                3.50%            13.38              40.01                79.69          158.01
   8                3.50%            11.90              35.59                70.88          140.56
   9                3.50%            10.75              32.16                64.05          127.00
  10                3.50%             9.83              29.42                58.59          116.18
  11                3.50%             9.09              27.18                54.13          107.34
  12                3.50%             8.46              25.32                50.42           99.98
  13                3.50%             7.94              23.75                47.29           93.78
  14                3.50%             7.49              22.40                44.62           88.47
  15                3.50%             7.10              21.24                42.31           83.89
  16                3.50%             6.76              20.23                40.29           79.89
  17                3.50%             6.47              19.34                38.51           76.37
  18                3.50%             6.20              18.55                36.94           73.25
  19                3.50%             5.97              17.85                35.54           70.47
  20                3.50%             5.75              17.22                34.28           67.98
  21                3.50%             5.56              16.65                33.15           65.74
  22                3.50%             5.39              16.13                32.13           63.70
  23                3.50%             5.24              15.66                31.19           61.85
  24                3.50%             5.09              15.24                30.34           60.17
  25                3.50%             4.96              14.85                29.56           58.62
  26                3.50%             4.84              14.49                28.95           57.20
  27                3.50%             4.73              14.15                28.19           55.90
  28                3.50%             4.63              13.85                27.58           54.69
  29                3.50%             4.53              13.57                27.02           53.57
  30                3.50%             4.45              13.30                26.49           52.53
--------------------------------------------------------------------------------------------------

                                    OPTION 2

                      PAYMENTS FOR A STATED PERIOD OF TIME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

---------------------------------------------------------------------------------------------------
 YEARS            GUARANTEED        MONTHLY          QUARTERLY           SEMI-ANNUAL      ANNUAL
                     RATE           PAYMENT           PAYMENT              PAYMENT        PAYMENT
---------------------------------------------------------------------------------------------------
   5                5.00%            18.74              56.00               111.33          219.98
   6                5.00%            15.99              47.77                94.96          187.64
   7                5.00%            14.02              41.90                83.30          164.59
   8                5.00%            12.56              37.52                74.58          147.35
   9                5.00%            11.42              34.11                67.81          133.99
  10                5.00%            10.51              31.40                62.42          123.34
  11                5.00%             9.77              29.19                58.03          114.66
  12                5.00%             9.16              27.36                54.38          107.45
  13                5.00%             8.64              25.81                51.31          101.39
  14                5.00%             8.20              24.50                48.69           96.21
  15                5.00%             7.82              23.36                46.44           91.75
  16                5.00%             7.49              22.37                44.47           87.88
  17                5.00%             7.20              21.51                42.75           84.48
  18                5.00%             6.94              20.74                41.23           81.47
  19                5.00%             6.71              20.06                39.88           78.80
  20                5.00%             6.51              19.46                38.68           76.42
  21                5.00%             6.33              18.91                37.59           74.28
  22                5.00%             6.17              18.42                36.62           72.35
  23                5.00%             6.02              17.98                35.73           70.61
  24                5.00%             5.88              17.57                34.93           69.02
  25                5.00%             5.76              17.20                34.20           67.57
  26                5.00%             5.65              16.87                33.53           66.25
  27                5.00%             5.54              16.56                32.92           65.04
  28                5.00%             5.45              16.28                32.35           63.93
  29                5.00%             5.36              16.01                31.83           62.90
  30                5.00%             5.28              15.77                31.35           61.95
--------------------------------------------------------------------------------------------------

                                    OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

----------------------------------------------------------------------------------------------
ADJUSTED               NONE            60            120            180            240
  AGE OF    ----------------------------------------------------------------------------------
 ANNUITANT          MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
----------------------------------------------------------------------------------------------
       50          $4.56   $4.20  $4.55   $4.19  $4.51   $4.18  $4.45   $4.15  $4.36   $4.11
       51           4.64    4.26   4.62    4.25   4.58    4.24   4.51    4.21   4.42    4.16
       52           4.72    4.32   4.70    4.32   4.66    4.30   4.58    4.26   4.48    4.21
       53           4.80    4.39   4.79    4.38   4.74    4.36   4.65    4.32   4.53    4.27
       54           4.89    4.46   4.87    4.46   4.82    4.43   4.73    4.39   4.59    4.32

       55           4.99    4.54   4.97    4.53   4.91    4.50   4.80    4.46   4.65    4.38
       56           5.09    4.62   5.07    4.61   5.00    4.58   4.88    4.53   4.72    4.44
       57           5.20    4.71   5.17    4.70   5.10    4.66   4.96    4.60   4.78    4.50
       58           5.32    4.80   5.29    4.79   5.20    4.75   5.05    4.68   4.84    4.57
       59           5.44    4.90   5.41    4.88   5.31    4.84   5.14    4.76   4.91    4.63

       60           5.57    5.00   5.53    4.99   5.42    4.93   5.23    4.84   4.97    4.70
       61           5.71    5.11   5.67    5.09   5.54    5.03   5.32    4.93   5.03    4.77
       62           5.86    5.23   5.81    5.21   5.66    5.14   5.42    5.02   5.09    4.84
       63           6.02    5.36   5.97    5.33   5.79    5.25   5.51    5.11   5.16    4.91
       64           6.20    5.49   6.13    5.46   5.93    5.37   5.61    5.21   5.21    4.98

       65           6.38    5.64   6.31    5.60   6.07    5.49   5.71    5.31   5.27    5.05
       66           6.58    5.79   6.49    5.75   6.22    5.63   5.81    5.41   5.32    5.12
       67           6.79    5.95   6.69    5.91   6.38    5.76   5.91    5.52   5.38    5.18
       68           7.02    6.13   6.89    6.08   6.53    5.91   6.01    5.63   5.42    5.25
       69           7.26    6.32   7.11    6.26   6.70    6.06   6.11    5.74   5.47    5.31

       70           7.52    6.53   7.35    6.45   6.86    6.23   6.20    5.85   5.51    5.37
       71           7.80    6.75   7.59    6.66   7.03    6.39   6.29    5.96   5.54    5.42
       72           8.09    6.99   7.85    6.89   7.21    6.57   6.38    6.07   5.57    5.47
       73           8.41    7.26   8.12    7.13   7.38    6.75   6.46    6.17   5.60    5.51
       74           8.75    7.54   8.41    7.39   7.55    6.94   6.53    6.28   5.63    5.55

       75           9.12    7.85   8.71    7.66   7.73    7.13   6.61    6.38   5.65    5.59
--------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                                  LIFE INCOME

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

               PAYMENTS GUARANTEED FOR A STATED PERIOD OF MONTHS
               -------------------------------------------------

-----------------------------------------------------------------------------------------------
   ADJUSTED             NONE            60            120            180            240
    AGE OF     --------------------------------------------------------------------------------
   ANNUITANT         MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE  MALE   FEMALE
 ----------------------------------------------------------------------------------------------
       50          $ 5.48   $5.12  $5.46   $5.11  $5.41   $5.09  $5.34   $5.06  $5.24   $5.01
       51            5.55    5.17   5.53    5.17   5.48    5.14   5.40    5.11   5.29    5.05
       52            5.63    5.23   5.61    5.23   5.55    5.20   5.46    5.16   5.34    5.10
       53            5.71    5.30   5.69    5.29   5.62    5.26   5.53    5.22   5.40    5.15
       54            5.80    5.37   5.77    5.36   5.70    5.33   5.60    5.27   5.45    5.20

       55            5.89    5.44   5.86    5.43   5.79    5.39   5.67    5.34   5.51    5.25
       56            5.99    5.52   5.96    5.51   5.87    5.47   5.74    5.40   5.56    5.31
       57            6.10    5.60   6.06    5.59   5.97    5.54   5.82    5.47   5.62    5.37
       58            6.21    5.69   6.17    5.67   6.06    5.62   5.90    5.54   5.68    5.42
       59            6.33    5.79   6.29    5.77   6.17    5.71   5.98    5.61   5.74    5.48

       60            6.46    5.89   6.41    5.87   6.28    5.80   6.06    5.69   5.79    5.55
       61            6.60    6.00   6.55    6.07   6.39    5.90   6.15    5.77   5.85    5.61
       62            6.75    6.11   6.69    6.08   6.51    6.00   6.24    5.86   5.91    5.67
       63            6.91    6.23   6.84    6.20   6.64    6.10   6.33    5.95   5.96    5.73
       64            7.09    6.37   7.00    6.33   6.77    6.22   6.42    6.04   6.02    5.80

       65            7.27    6.51   7.18    6.46   6.91    6.34   6.52    6.13   6.07    5.86
       66            7.47    6.66   7.36    6.61   7.05    6.46   6.61    6.23   6.12    5.92
       67            7.68    6.82   7.55    6.76   7.20    6.60   6.70    6.33   6.16    5.99
       68            7.91    7.00   7.76    6.93   7.35    6.74   6.80    6.43   6.21    6.04
       69            8.15    7.19   7.98    7.11   7.51    6.89   6.89    6.54   6.25    6.10

       70            8.41    7.39   8.21    7.30   7.67    7.04   6.97    6.64   6.28    6.15
       71            8.69    7.62   8.45    7.51   7.83    7.21   7.06    6.74   6.32    6.20
       72            8.99    7.86   8.70    7.73   8.00    7.38   7.14    6.85   6.35    6.25
       73            9.31    8.12   8.97    7.97   8.16    7.55   7.21    6.95   6.37    6.29
       74            9.65    8.41   9.26    8.23   8.33    7.73   7.29    7.04   6.39    6.33

       75           10.02    8.72   9.55    8.50   8.50    7.92   7.35    7.14   6.41    6.36
----------------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

-------------------------------------------------------------------------------
        ADJUSTED AGES
-----------------------
                SECOND
 ANNUITANT    ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
-------------------------------------------------------------------------------
    55            50      $3.97      $4.35      $4.56      $3.97      $4.42
    55            55       4.16       4.54       4.76       4.15       4.54
    55            60       4.34       4.76       5.00       4.34       4.64

    60            55       4.27       4.73       5.00       4.26       4.83
    60            60       4.51       4.99       5.27       4.50       4.98
    60            65       4.76       5.29       5.60       4.75       5.13

    65            60       4.66       5.25       5.61       4.65       5.39
    65            65       4.99       5.61       5.99       4.98       5.60
    65            70       5.34       6.03       6.46       5.31       5.81

    70            65       5.19       5.97       6.44       5.17       6.14
    70            70       5.67       6.49       6.99       5.62       6.47
    70            75       6.16       7.10       7.68       6.07       6.77

    75            70       5.95       6.96       7.61       5.87       7.20
    75            75       6.64       7.73       8.43       6.48       7.68
    75            80       7.33       8.62       9.45       7.02       8.13
-------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   The rates assume the Annuitant is Male and the Second Annuitant is Female. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

-------------------------------------------------------------------------------
        ADJUSTED AGES
------------------------
                SECOND
 ANNUITANT    ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
-------------------------------------------------------------------------------
    55           50         $4.03      $4.36      $4.55      $4.03      $4.41
    55           55          4.16       4.54       4.76       4.15       4.54
    55           60          4.27       4.73       5.00       4.26       4.83

    60           55          4.34       4.76       5.00       4.34       4.64
    60           60          4.51       4.99       5.27       4.50       4.98
    60           65          4.66       5.25       5.61       4.65       5.39

    65           60          4.76       5.29       5.60       4.75       5.13
    65           65          4.99       5.61       5.99       4.98       5.60
    65           70          5.19       5.97       6.44       5.17       6.14

    70           65          5.34       6.03       6.46       5.31       5.81
    70           70          5.67       6.49       6.99       5.62       6.47
    70           75          5.95       6.96       7.61       5.87       7.20

    75           70          6.16       7.10       7.68       6.07       6.77
    75           75          6.64       7.73       8.43       6.48       7.68
    75           80          7.04       8.39       9.29       6.79       8.70
-------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   The rates assume the Annuitant is Female and the Second Annuitant is Male. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                   OPTION 4

                          LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

              (ANNUITANT IS MALE AND SECOND ANNUITANT IS FEMALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

--------------------------------------------------------------------------------
      ADJUSTED AGES
------------------------
                SECOND
 ANNUITANT     ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
--------------------------------------------------------------------------------
    55           50         $4.88      $5.26      $5.48      $4.88      $5.34
    55           55          5.04       5.44       5.66       5.04       5.43
    55           60          5.21       5.65       5.89       5.21       5.53

    60           55          5.15       5.63       5.91       5.14       5.73
    60           60          5.37       5.87       6.16       5.37       5.86
    60           65          5.61       6.16       6.49       5.60       6.01

    65           60          5.52       6.14       6.51       5.51       6.28
    65           65          5.83       6.49       6.87       5.82       6.47
    65           70          6.17       6.90       7.33       6.13       6.67

    70           65          6.04       6.84       7.34       6.00       7.03
    70           70          6.49       7.35       7.87       6.44       7.33
    70           75          6.97       7.96       8.56       6.87       7.62

    75           70          6.77       7.84       8.51       6.68       8.08
    75           75          7.45       8.60       9.33       7.27       8.55
    75           80          8.14       9.49      10.35       7.80       8.98
--------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   The rates assume the Annuitant is Male and the Second Annuitant is Female. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           LIFE INCOME FOR TWO PAYEES

                AMOUNT OF FIRST MONTHLY PAYMENT FOR EACH $1,000
                AFTER DEDUCTION OF ANY CHARGE FOR PREMIUM TAXES

               (ANNUITANT IS FEMALE AND SECOND ANNUITANT IS MALE)

       Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

-------------------------------------------------------------------------------------
     ADJUSTED AGES
------------------------
                SECOND
 ANNUITANT     ANNUITANT  OPTION 4A  OPTION 4B  OPTION 4C  OPTION 4D  OPTION 4E
-------------------------------------------------------------------------------------
    55           50         $4.93      $5.27     $ 5.46      $4.93      $5.19
    55           55          5.04       5.44       5.66       5.04       5.43
    55           60          5.15       5.63       5.91       5.14       5.73

    60           55          5.21       5.65       5.89       5.21       5.53
    60           60          5.37       5.87       6.16       5.37       5.86
    60           65          5.52       6.14       6.51       5.51       6.28

    65           60          5.61       6.16       6.49       5.60       6.01
    65           65          5.83       6.49       6.87       5.82       6.47
    65           70          6.04       6.84       7.34       6.00       7.03

    70           65          6.17       6.90       7.33       6.13       6.67
    70           70          6.49       7.35       7.87       6.44       7.33
    70           75          6.77       7.84       8.51       6.68       8.08

    75           70          6.97       7.96       8.56       6.87       7.62
    75           75          7.45       8.60       9.33       7.27       8.55
    75           80          7.86       9.28      10.20       7.57       9.59
------------------------------------------------------------------------------------

                Rates are based on mortality from 1983 Table a.
   The rates assume the Annuitant is Female and the Second Annuitant is Male. Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

--------------------------------------------------------------------------------

                         [LOGO OF AETNA APPEARS HERE]


                   AETNA LIFE INSURANCE AND ANNUITY COMPANY
                      Home Office:  151 Farmington Avenue
                         Hartford, Connecticut  06156
                                (800) 525-4225



            Group Variable, Fixed, or Combination Annuity Contract
                               Nonparticipating
--------------------------------------------------------------------------------


ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.